Exhibit 99-1

Certifications under Section 906 of the Sarbanes-Oxley Act of 2002 of
Rochester Gas and Electric Corporation

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL EXECUTIVE OFFICER OF

ROCHESTER GAS AND ELECTRIC CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Paul C. Wilkens, President of Rochester Gas and Electric Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Rochester Gas and Electric Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Rochester Gas and Electric Corporation.

    /s/Paul C. Wilkens
        Paul C. Wilkens
         President

Dated: May 8, 2003

A signed original of this written statement required by Section 906 has been provided to Rochester Gas and Electric Corporation and will be retained by Rochester Gas and Electric Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL FINANCIAL OFFICER OF

ROCHESTER GAS AND ELECTRIC CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Joseph J. Syta, Controller and Treasurer of Rochester Gas and Electric Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Rochester Gas and Electric Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Rochester Gas and Electric Corporation.

    /s/Joseph J. Syta
        Joseph J. Syta
        Controller and Treasurer

Dated: May 8, 2003

A signed original of this written statement required by Section 906 has been provided to Rochester Gas and Electric Corporation and will be retained by Rochester Gas and Electric Corporation and furnished to the Securities and Exchange Commission or its staff upon request.